PNC FUNDS and PNC ADVANTAGE FUNDS (the "FUNDS")
RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS
FOR THE PERIOD December 1, 2017 THROUGH May 31, 2018

The following table provides a summary of all Rule 10f-3
Affiliated Underwriter Syndicate
Transactions executed on behalf of the Funds by the Funds' adviser, sub-advisers, or an affiliate, if any, during the period December 1, 2017 through May 31, 2018.

The information below will be presented in the following manner:

Date
Fund
Sub-Adviser (If Applicable)
Issuer
Purchased From
Underwriter/Affiliated Participant Underwriter
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount % of Offering

9/27/2017*
PNC Balanced Allocation Fund - Fixed Income
N/A
EQT Corp.
Citi
PNC Capital Markets
$15,000/$1,250,000,000
<1%

9/27/2017*
PNC Limited Maturity Bond Fund
N/A
EQT Corp.
Citi
PNC Capital Markets
$600,000/$500,000,000
<1%

9/27/2017*
PNC Total Return Advantage Fund
N/A
EQT Corp.
Citi
PNC Capital Markets
$265,000/$1,250,000,000
<1%

12/11/2017
PNC Bond Fund
N/A
Packaging Corp of America
Wells Fargo
PNC Capital Markets
$60,000/$500,000,000
<1%

12/11/2017
PNC Intermediate Bond Fund
N/A
Packaging Corp of America
Wells Fargo
PNC Capital Markets
$545,000/$500,000,000
<1%

12/14/2017
PNC Balanced Allocation Fund - Fixed Income
N/A
Andeavor
Mitsubishi
PNC Capital Markets
$5,000/$500,000,000
<1%

12/14/2017
PNC Bond Fund
N/A
Andeavor
Mitsubishi
PNC Capital Markets
$20,000/$500,000,000
<1%

12/14/2017
PNC Intermediate Bond Fund
N/A
Andeavor
Mizuho Securities
PNC Capital Markets
$215,000/$500,000,000
<1%

12/14/2017
PNC Total Return Advantage Fund
N/A
Andeavor
Mitsubishi
PNC Capital Markets
$115,000/$500,000,000
<1%

1/2/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
Berkshire Hathaway Energy
Citi Bank
PNC Capital Markets
$35,000/$750,000,000
<1%

1/2/2018
PNC Bond Fund
N/A
Berkshire Hathaway Energy
Citi Bank
PNC Capital Markets
$110,000/$750,000,000
<1%

1/2/2018
PNC Intermediate Bond Fund
N/A
Berkshire Hathaway Energy
Mizuho
PNC Capital Markets
$650,000/$600,000,000
<1%

1/2/2018
PNC Limited Maturity Bond Fund
N/A
Berkshire Hathaway Energy
Mitsubshi Fixed Income
PNC Capital Markets
$1,565,000/$450,000,000
<1%

1/2/2018
PNC Total Return Advantage Fund
N/A
Berkshire Hathaway Energy
Citi Bank
PNC Capital Markets
$635,000/$750,000,000
<1%

1/17/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
Toll Brothers Finance Corp.
Citigroup
PNC Capital Markets
$30,000/$400,000,000
<1%

1/17/2018
PNC Bond Fund
N/A
Toll Brothers Finance Corp.
Citigroup
PNC Capital Markets
$55,000/$400,000,000
<1%

1/17/2018
PNC Intermediate Bond Fund
N/A
Toll Brothers Finance Corp.
Citigroup
PNC Capital Markets
$690,000/$400,000,000
<1%

1/17/2018
PNC Total Return Advantage Fund
N/A
Toll Brothers Finance Corp.
Citigroup
PNC Capital Markets
$500,000/$400,000,000
<1%

2/5/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
MPLX LP
Bank of America
PNC Capital Markets
$20,000/$1,750,000,000
<1%

2/5/2018
PNC Bond Fund
N/A
MPLX LP
Bank of America
PNC Capital Markets
$55,000/$1,750,000,000
<1%

2/5/2018
PNC Total Return Advantage Fund
N/A
MPLX LP
Bank of America
PNC Capital Markets
$340,000/$1,750,000,000
<1%

2/21/2018
PNC Intermediate Bond Fund
N/A
Western Gas Partners LP
Mizuho Securities
PNC Capital Markets
$660,000/$400,000,000
<1%

2/26/2018
PNC Intermediate Bond Fund
N/A
Phillips 66
Goldman Sachs
PNC Capital Markets
$380,000/$800,000,000
<1%

3/6/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
CVS Health Corp.
Bank of America
PNC Capital Markets
$20,000/$9,000,000,000
<1%

3/6/2018
PNC Bond Fund
N/A
CVS Health Corp.
Bank of America
PNC Capital Markets
$60,000/$9,000,000,000
<1%

3/6/2018
PNC Intermediate Bond Fund
N/A
CVS Health Corp.
Bank of America
PNC Capital Markets
$845,000/$9,000,000,000
<1%

3/6/2018
PNC Limited Maturity Bond Fund
N/A
CVS Health Corp.
JP Morgan Chase
PNC Capital Markets
$1,100,000/$3,000,000,000
<1%

3/6/2018
PNC Total Return Advantage Fund
N/A
CVS Health Corp.
Bank of America
PNC Capital Markets
$400,000/$9,000,000,000
<1%

3/6/2018
PNC Ultra Short Bond Fund
N/A
CVS Health Corp.
JP Morgan Chase
PNC Capital Markets
$2,280,000/2,000,000,000
<1%

4/17/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$10,000/$1,500,000,000
<1%

4/17/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$20,000/$1,500,000,000
<1%

4/17/2018
PNC Bond Fund
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$30,000/$1,500,000,000
<1%

4/17/2018
PNC Bond Fund
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$50,000/$1,500,000,000
<1%

4/17/2018
PNC Intermediate Bond Fund
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$720,000/$1,500,000,000
<1%

4/17/2018
PNC Total Return Bond Fund
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$230,000/$1,500,000,000
<1%

4/17/2018
PNC Total Return Bond Fund
N/A
AXA Equitable Holdings
JP Morgan Chase
PNC Capital Markets
$390,000/$1,500,000,000
<1%

5/22/2018
PNC Balanced Allocation Fund - Fixed Income
N/A
Spirit Aerosystems Inc
Bank of America
PNC Capital Markets
$20,000/$700,000,000
<1%

5/22/2018
PNC Total Return Bond Fund
N/A
Spirit Aerosystems Inc
Bank of America
PNC Capital
Markets
$385,000/$700,000,000
<1%

* 3rd quarter 2017 transaction previously not reported.